VOYA FUNDS TRUST

Voya Short Term Bond Fund

(the “Fund”)

Supplement dated October 22, 2019

to the Fund’s Class A, Class C, Class I, Class R, Class R6, Class T, and Class W shares

Prospectus, and Class P3 shares Prospectus each dated July 31, 2019

(each a “Prospectus” and collectively the “Prospectuses”)

Effective immediately the Fund’s Prospectuses are revised as follows:
1.	The first paragraph in the section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The average dollar-weighted maturity of the Fund will not exceed 5 years. Because of the Fund's holdings in amortizing and/or sinking fund securities such as, but not exclusively, asset-backed, commercial mortgage-backed, residential mortgage-backed, collateralized loan obligations, and corporate bonds, the Fund's average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

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